                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                   __________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                   __________________________________________


                       DATE OF REPORT:  JANUARY 11, 1995

                  __________________________________________

                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  ___________________________________________


   Maryland                         0-2525                     31-0724920
- ---------------              --------------------         ---------------------
(STATE OR OTHER              (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                  ___________________________________________


                               Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                      INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                  ___________________________________________

ITEM  5.  OTHER EVENTS.

         On January 11, 1995, Huntington Bancshares Incorporated issued a news release announcing its earnings for the fourth quarter and year ended December 31, 1994. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         Exhibit 99 -- News release of Huntington Bancshares Incorporated, dated January 11, 1995.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HUNTINGTON BANCSHARES INCORPORATED


Date:    January 11, 1995                  By:     /s/ John D. Van Fleet
                                                ------------------------------
                                                   John D. Van Fleet
                                                   Senior Vice President and
                                                   Corporate Controller